SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 4, 1995
                                                  ---------------



                                 PHOTOCOMM, INC.



Incorporated in the State of Arizona           IRS No. 86-0411983

                         Commission File Number: 0-12807

                               7681 East Gray Road
                            Scottsdale, Arizona 85260
                                 (602) 948-8003

         The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K Current Report dated October 18, 1995, as follows:

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          Audited   financial   statements   are  not   available  for  Sunelco.
          Accordingly,   pursuant  to  Item  310(c)(3)(ii)  of  Regulation  S-B,
          Photocomm will not be filing financial statements for Sunelco.

     (b)  Pro Forma Financial Information.
          -------------------------------

          Pro Forma Financial Information is set forth on pages
          F-1 - F-3

     (c)  Exhibits.
          --------

     Exhibit                                           Method of
     Number    Description                             Filing
     -------   -----------                             ---------

        1      Agreement and Plan of Reorganization    Filed
               between Photocomm, Inc., Sunelco, Inc. herewith and Daniel M. Brandborg and Rebecca M.
               Brandborg dated as of October 3, 1995

        2      Photocomm's Press Release dated         Previously
               October 4, 1995                         filed

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PHOTOCOMM, INC.


Dated: December 18, 1995           By   /S/ Thomas C. LaVoy
                                      ---------------------------
                                        Thomas C. LaVoy
                                        Chief Financial Officer
                                        (Duly Authorized Officer
                                        and Principal Financial
                                        Officer)

PHOTOCOMM, INC. AND SUNELCO, INC.

PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 1995



1.   Basis of Presentation

     Effective October 3, 1995, Photocomm acquired all of the assets and assumed the related liabilities of Sunelco, Inc. ("Sunelco"), a distributor of solar electric products located in Hamilton, Montana (the "Acquisition").

     The aggregate consideration paid by Photocomm in connection with the Acquisition was approximately $850,000. The Company issued 225,000 shares of Photocomm's Common Stock, $.10 par value, valued at $400,000 and assumed Sunelco liabilities of approximately $450,000.

     The assets purchased principally consisted of certain inventories and other assets valued by the parties at approximately $450,000; and goodwill and intangible assets valued by the parties at $400,000.

     The proforma results present a proforma condensed balance sheet as of the end of August 31, 1995, and a proforma condensed statement of operations for August 31, 1995. The financial statements include Sunelco's most recent operating statement for fiscal year ended August 31, 1995 and Balance Sheet as of September 30, 1995.

PHOTOCOMM, INC. AND SUNELCO

PROFORMA CONSOLIDATED BALANCE SHEETS

August 31, 1995


                         Photocomm       Pro Forma     Pro Forma
                           1995         Adjustments     Results
                      ------------      -----------   ----------

Assets

Cash                  $    520,269           -           520,269
Accounts Receivable      2,352,548        191,776      2,544,324
Inventories              3,327,625        252,084      3,579,709
Other Current Assets       252,462          2,432        254,894

Property & Equipment     2,063,957         10,381      2,074,338

Other Assets               308,325        650,000        958,325

     Total Assets     $  8,825,186      1,106,673      9,931,859
                         =========      =========      =========

Liabilities

Accounts Payable         1,129,156        370,567      1,499,723
Notes Payable              200,000         75,000        275,000
Other Current Assets       378,727         11,106        389,833

Long-Term Debt             720,163        250,000        970,163

Stockholders' Equity     6,397,140        400,000      6,797,140

Total Liabilities and
 Stockholders' Equity  $ 8,825,186      1,106,673      9,931,859
                         =========      =========      =========

PHOTOCOMM, INC. AND SUNELCO, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Year ended August 31, 1995



                         Photocomm       Pro Forma     Pro Forma
                           1995         Adjustments     Results
                      ------------      -----------   ----------

Sales                 $ 20,540,840       2,058,213    22,599,053

Cost of Sales           15,539,814       1,482,283    17,022,097

Gross Profit             5,001,026         575,930     5,576,956


Selling, General         4,077,936         473,088     4,551,024
 and Administrative
 Expenses

Other Income (Expense)    (19,116)            -          (19,116)

Net Income                903,974          102,842     1,006,816
                          =======          =======     =========


Primary Earnings              .06              .01           .07
 per Share

Fully Diluted Earnings        .06              .01           .07

 per Share


Weighted Average       14,004,004          225,000    14,229,004
 Number of Shares